UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported):    June 5, 2003
                                                         ------------


                            IQ POWER TECHNOLOGY INC.
             (Exact name of registrant as specified in its charter)


          Canada                    000-26165                 Not Applicable
------------------------   -------------------------    ------------------------
     (Jurisdiction of       (Commission file number)        (I.R.S. Employer
      incorporation)                                      Identification No.)


                                  Erlenhof Park
                              Inselkammer Strasse 4
                          D-82008 Unterhaching, Germany
       -------------------------------------------------------------------
                    (Address of principal executive offices)


      Registrant's telephone number, including area code: 49 89 614 483 10


                                 Not Applicable
    -------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5.  Other Events

On or about June 5, 2003, the Registrant mailed a notice of annual meeting and related materials, including the Registrant's annual report, to its shareholders regarding the Registrant's annual meeting to be held at the Board Room at 708-A
- 1111 West Hastings Street, Vancouver, British Columbia, Canada, on Monday, June 30, 2003, at 4:00 p.m. (Pacific time), for the following purposes:

(1)  To set the number of directors for the Corporation for the ensuing year;

(2) To elect six (6) directors for the Corporation (nominees: Hans Ambos, Peter Braun, Gunther Bauer, Russell French, Rudolf Heinz, and Gregory Sasges);

(3) To re-appoint Deloitte & Touche LLP, as independent auditor for the year ending December 31, 2003 at a remuneration to be fixed by the directors;

(4) To consider and, if thought fit, to pass a Special Resolution that the Articles of the Corporation be amended to change the name of the Corporation if determined by the directors to be in the best interests of the Corporation;

(5) To consider, and if thought fit, to pass a Special Resolution that the Articles of the Corporation be amended to provide for the establishment of a registered office of the Corporation in such province or territory of Canada as the board of directors of the Corporation may determine;

(6) To consider and, if thought fit, to approve all matters relating to stock options and the Stock Option Plan of the company;

(7) To consider and, if thought fit, to approve the board of directors remuneration proposals;

(8) To ratify and confirm all acts, deeds and things done and proceedings taken by the directors and officers of the Corporation on its behalf since the last annual general meeting; and

(9) To transact such other business as may be properly transacted at the Meeting or at any adjournment thereof.

Item 7.  Exhibits

     20.1 Notice of Annual Meeting of Shareholders and Management Proxy Circular

     20.2 Form of Proxy

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                        IQ POWER TECHNOLOGY INC.


June 6, 2003                            /s/  Gregory Sasges
(Date)                                  ----------------------------------------
                                             Gregory Sasges, Corporate Secretary

                            IQ POWER TECHNOLOGY INC.


                                    Form 8-K

                                  Exhibit Index


     20.1 Notice of Annual Meeting of Shareholders and Management Proxy Circular

     20.2 Form of Proxy